Exhibit 10.1
EXECUTION VERSION
     FOURTH AMENDMENT dated as of December 15, 2010 (this “Amendment”), to the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2007, as amended (the “Credit Agreement”), among THE GOODYEAR TIRE & RUBBER COMPANY, an Ohio corporation (“Goodyear”); GOODYEAR DUNLOP TIRES EUROPE B.V., a corporation organized under the laws of the Netherlands; GOODYEAR DUNLOP TIRES GERMANY GMBH, a company organized under the laws of the Federal Republic of Germany; GOODYEAR DUNLOP TIRES OPERATIONS S.A., a société anonyme organized under the laws of Luxembourg; the lenders party thereto (together with their successors and permitted assigns thereunder, the “Lenders”); J.P. MORGAN EUROPE LIMITED, as Administrative Agent (in such capacity, the “Administrative Agent”); and JPMORGAN CHASE BANK, N.A., as Collateral Agent.
          WHEREAS, on the terms and conditions set forth in the Credit Agreement, the Lenders have extended and agreed to extend credit to the Borrowers; and
          WHEREAS, Goodyear and the Borrowers have requested that the Lenders amend, and the Lenders under the Credit Agreement whose signatures appear below, constituting at least the Majority Lenders, are willing to amend, certain provisions of the Credit Agreement on the terms and subject to the conditions set forth herein.
          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement or, if not defined therein, in the Guarantee and Collateral Agreement, each as amended hereby or pursuant hereto.
          SECTION 2. Amendment of the Credit Agreement. Upon the effectiveness of this Amendment as provided in Section 5 below, (A) Section 2.01 of the Credit Agreement is hereby amended by (a) replacing the comma at the end of clause (a)(i) thereof with the word “or”, and (b) deleting clause (a)(iii) thereof and the word “or” immediately preceding such clause, (B) Section 2.04(b) of the Credit Agreement is hereby amended by (a) replacing the comma at the end of clause (ii) of the penultimate sentence thereof with the word “and”, and (b) deleting clause (iv) of the penultimate sentence thereof and the word “and” immediately preceding such clause and (C) Section 2.05 of the Credit Agreement is hereby amended by (a) replacing the comma at the end of clause (a)(i) thereof with the word “or”, and (b) deleting clause (a)(iii) thereof, ending before “, provided” and the word “or” immediately preceding such clause.

          SECTION 3. Representations and Warranties. Each of Goodyear and each Borrower represents and warrants to the Administrative Agent and the Lenders that:
          (a) After giving effect to this Amendment, no Default has occurred and is continuing.
          (b) All representations and warranties of Goodyear, the European J.V. and each other Borrower set forth herein and in the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties relate to an earlier date (in which case they were true and correct as of such earlier date).
          SECTION 4. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received (a) counterparts hereof duly executed and delivered by Goodyear, each Borrower and the Majority Lenders and (b) a certificate of a Financial Officer of Goodyear stating that on the Amendment Effective Date (i) no Default or Event of Default has occurred and is continuing, and (ii) the representations and warranties of Goodyear, the European J.V. and each other Borrower set forth herein and in the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date (in which case they were true and correct as of such earlier date).
          SECTION 5. No Other Amendments or Waivers; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Nothing herein shall be deemed to entitle Goodyear or the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall be a Credit Document for all purposes of the Credit Agreement. On and after the Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.
          SECTION 6. Expenses. Goodyear agrees to pay or reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP and Allen & Overy LLP, counsel for the Administrative Agent.
          SECTION 7. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
          SECTION 8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the signature pages hereof.

          SECTION 9. Austrian Matters. Each party hereto is reminded of its obligations under Section 9.20 of the Credit Agreement and confirms that it will execute this Amendment outside the Republic of Austria, it will not send any notice or other communication in respect of this Amendment into or from the Republic of Austria and it will not send to or otherwise produce in Austria an original copy, notarised copy or certified copy of this Amendment.
          SECTION 10. Headings. The section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

THE GOODYEAR TIRE & RUBBER COMPANY,
by	/s/ Scott A. Honnold
	Name:	Scott A. Honnold
	Title:	Vice President and Treasurer

GOODYEAR DUNLOP TIRES EUROPE B.V.,
by	/s/ Arthur de Bok
	Name:	Arthur de Bok
	Title:	Chairman

by	/s/ Dominikus Golsong
	Name:	Dominikus Golsong
	Title:	Director

GOODYEAR DUNLOP TIRES GERMANY GMBH,
by	/s/ Rainer Landwehr
	Name:	Rainer Landwehr
	Title:	Group Managing Director

by	/s/ Ajay Sirohi
	Name:	Ajay Sirohi
	Title:	Managing Director

GOODYEAR DUNLOP TIRES OPERATIONS S.A.,
by	/s/ Philippe Degeer
Name:
Title:

by	/s/ Hans-Joachim Famula
	Name:	Hans-Joachim Famula
	Title:	Director

J.P. MORGAN EUROPE LIMITED, individually and as Administrative Agent,
by	/s/ Belinda Lucas
	Name:	Belinda Lucas
	Title:	Associate

JPMORGAN CHASE BANK, N.A. individually and as Collateral Agent,
by	/s/ Robert P. Kellas
	Name:	Robert P. Kellas
	Title:	Executive Director